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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2003

TMP Worldwide Inc.
(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
0-21571 (Commission File Number)	13-3906555 (IRS Employer Identification No.)
622 Third Avenue New York, NY 10017 (Address of Principal Executive Offices)
Registrant's telephone number, including area code (212) 351-7000
None. (Former address, if changed since last report.)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        On or about April 8, 2003, TMP Worldwide Inc. (the "Company") intends to distribute to its stockholders as of March 31, 2003 the Tax Information Statement furnished herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements.

            None.

  (b)
  Pro Forma Financial Information.

            None.

  (c)
  Exhibits

  99.1.
  Tax Information Statement dated April 8, 2003.

(All other items on this report are inapplicable.)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TMP WORLDWIDE INC. (Registrant)
By:	/s/ MYRON OLESNYCKYJ Myron Olesnyckyj Senior Vice President—General Counsel

Dated: April 8, 2003

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  ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES